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                                                             EXHIBIT (h)(31)(b)

                              AMENDMENT NO. 4 TO
                                   AGREEMENT

   American General Life Insurance Company and AIG SunAmerica Asset Management Corp. (formerly SunAmerica Asset Management Corp.) hereby amend the Agreement made as of July 1, 2002 as follows:

   Schedule Two is hereby deleted in its entirety and replaced with the Schedule Two attached hereto.

   IN WITNESS WHEREOF, the parties have hereunto affixed their respective authorized signatures, intending that this Amendment be effective as of the 31st day of August, 2007.

AMERICAN GENERAL LIFE INSURANCE COMPANY

                                       ATTEST:

By:                                    By:
       ------------------------------          -------------------------------
Name:                                  Name:
       ------------------------------          -------------------------------
Title:                                 Title:
       ------------------------------          -------------------------------

AIG SUNAMERICA ASSET MANAGEMENT CORP.
(FORMERLY SUNAMERICA ASSET MANAGEMENT CORP.)

                                       ATTEST:

By:                                    By:
       ------------------------------          -------------------------------
Name:                                  Name:
       ------------------------------          -------------------------------
Title:                                 Title:
       ------------------------------          -------------------------------

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                                 SCHEDULE TWO
                            (as of August 31, 2007)

                               List of Contracts

..  Platinum Investor I VUL

..  Platinum Investor II VUL

..  Platinum Investor III VUL

..  Platinum Investor IV VUL

..  Platinum Investor FlexDirector VUL

..  Platinum Investor PLUS VUL

..  Platinum Investor Survivor VUL

..  Platinum Investor Survivor II VUL

..  Platinum Investor VIP VUL

..  Platinum Investor Immediate Variable Annuity

..  Corporate America VUL

..  AIG Corporate Investor VUL

..  AIG Income Advantage VUL,
     Policy Form No. 07704
     SEC Registration No. 333-144594

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